Exhibit 99.2




                                    GLIMCHER



                            Supplemental Information
             For The Three and Twelve Months Ended December 31, 2004

                              GLIMCHER REALTY TRUST

                            Supplemental Information
             For the Three and Twelve Months Ended December 31, 2004

                                TABLE OF CONTENTS

Income Statement Data:
   Quarterly Income Statement                                       Page 1

   Year-to-Date Income Statement                                    Page 2

   Calculation of Funds from Operations and FFO Payout Ratio        Page 3

   EBITDA, Operating Ratios and Earnings per Share                  Page 4

   Segment Reporting                                                Page 5

Balance Sheet Data:
   Comparative Balance Sheets                                       Page 6

   Market Capitalization and Debt Coverage Ratios                   Page 7

   Debt Schedule                                                    Page 8

   Debt and Maturities Schedules                                    Page 9

Operational Data:
   Portfolio Statistics                                             Page 10 - 11

   Mall Portfolio Statistics by Asset Category                      Page 12

   Summary of Significant Tenants                                   Page 13

   Top 10 Regional Mall Tenants                                     Page 14

   Lease Expiration Schedule                                        Page 15

Development Activity:
   Capital Expenditures                                             Page 16

   Redevelopment Activity                                           Page 17

Other:
   Restatement Impact                                               Page 18

                           Quarterly Income Statement
                      (in thousands, except per share data)

                                                      ---------------------------------------------------------------------------
                                                                          Three Months Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                      2004                                  2003
                                                      ------------------------------------   ------------------------------------
                                                          As      Discontinued     Pre           As      Discontinued     Pre
                                                       Reported    Operations    FAS 144      Reported    Operations    FAS 144
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Revenues:
Minimum rents                                         $   53,355   $       57   $   53,412   $   48,315   $    3,081   $   51,396
Percentage rents                                           1,713          204        1,917        2,985          503        3,488
Tenant reimbursements                                     25,606           (1)      25,605       24,757          760       25,517
Out parcel sales                                             485            -          485        1,520          600        2,120
Other (See components below)                               9,770            6        9,776       10,572           25       10,597
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Revenues                                            90,929          266       91,195       88,149        4,969       93,118
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Expenses:
Property operating expenses                              (18,843)         (57)     (18,900)     (19,593)        (441)     (20,034)
Real estate taxes                                         (9,727)         (24)      (9,751)      (8,814)        (616)      (9,430)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
                                                         (28,570)         (81)     (28,651)     (28,407)      (1,057)     (29,464)
Provision for credit losses                               (1,376)          (1)      (1,377)      (1,938)         (70)      (2,008)
Other operating expenses                                  (1,555)          (3)      (1,558)      (2,336)         (69)      (2,405)
Cost related to sales of out parcels                        (252)           -         (252)      (1,126)         (62)      (1,188)
Real estate depreciation and amortization                (19,427)         (10)     (19,437)     (16,800)        (804)     (17,604)
Non-real estate depreciation and amortization               (555)                     (555)        (615)          (1)        (616)
General and administrative                                (4,178)          (5)      (4,183)      (2,968)          (3)      (2,971)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Expenses                                           (55,913)        (100)     (56,013)     (54,190)      (2,066)     (56,256)
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Operating Income                                          35,016          166       35,182       33,959        2,903       36,862

Interest income                                               50            3           53           55            1           56
Interest expense                                         (21,617)           -      (21,617)     (20,780)        (223)     (21,003)
Loan fee amortization                                       (593)           -         (593)      (1,207)         (40)      (1,247)
Equity in income of unconsolidated entities                    -            -            -          469            -          469
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income before minority interest and discontinued
  operations                                              12,856          169       13,025       12,496        2,641       15,137
Minority interest in operating partnership                  (771)           -         (771)        (711)           -         (711)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from continuing operations                         12,085          169       12,254       11,785        2,641       14,426
Discontinued Operations:
    Loss on sales of properties                           (2,151)           -       (2,151)      (1,650)           -       (1,650)
    Gain on sales of assets                                    -            -            -            -            -            -
    Income from operations                                   169         (169)           -        2,641       (2,641)           -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net income                                                10,103            -       10,103       12,776            -       12,776
Preferred stock dividends                                 (4,359)           -       (4,359)      (4,274)           -       (4,274)
Issuance Costs write-off upon Series B Redemption              -            -            -            -            -            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net income available to common shareholders           $    5,744   $        -   $    5,744   $    8,502   $        -   $    8,502
                                                      ==========   ==========   ==========   ==========   ==========   ==========



Components of Other Revenue:
Fee Income                                            $       41   $        6   $       47   $      487   $        -   $      487
Specialty leasing and sponsorship income                   7,960            -        7,960        7,078           25        7,103
Other                                                      1,769            -        1,769        3,007            -        3,007
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total                                                 $    9,770   $        6   $    9,776   $   10,572   $       25   $   10,597
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Note: Pre FAS 144 column includes both continuing and discontinued operations. Please note that the restatement for 2003 did not impact Q4 of 2003.

                    YEAR-TO-DATE INCOME STATEMENTS - FAS 144
                      (in thousands, except per share data)

                                                      ---------------------------------------------------------------------------
                                                                           Twelve Months Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                      2004                                  2003
                                                      ------------------------------------   ------------------------------------
                                                          As      Discontinued     Pre           As      Discontinued     Pre
                                                       Reported    Operations    FAS 144      Reported    Operations    FAS 144
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Revenues:
Minimum rents                                         $  211,803   $    8,567   $  220,370   $  178,596   $   12,613   $  191,209
Percentage rents                                           5,989          461        6,450        7,207        1,060        8,267
Tenant reimbursements                                    100,360          980      101,340       88,879        3,167       92,046
Out parcel sales                                           2,713            -        2,713        1,895          600        2,495
Other (see components below)                              24,224           82       24,306       24,153          136       24,289
                                                      ----------   ----------   ----------   ----------   ----------   ----------
                                                         345,089       10,090      355,179      300,730       17,576      318,306
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Expenses:
Property operating expenses                              (77,982)      (1,215)     (79,197)     (71,528)      (2,366)     (73,894)
Real estate taxes                                        (37,481)        (859)     (38,340)     (32,321)      (2,105)     (34,426)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
                                                        (115,463)      (2,074)    (117,537)    (103,849)      (4,471)    (108,320)
Provision for credit losses                               (5,896)        (345)      (6,241)      (7,397)      (1,605)      (9,002)
Other operating expenses                                  (6,891)        (180)      (7,071)      (7,199)        (142)      (7,341)
Cost related to sales of out parcels                      (1,900)           -       (1,900)      (1,311)         (62)      (1,373)
Real estate depreciation and amortization                (74,623)      (2,470)     (77,093)     (61,263)      (3,425)     (64,688)
Non-real estate depreciation and amortization             (2,215)           -       (2,215)      (2,300)          (1)      (2,301)
General and administrative                               (14,310)          (8)     (14,318)      (9,980)         (22)     (10,002)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total Expenses                                          (221,298)      (5,077)    (226,375)    (193,299)      (9,728)    (203,027)
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Operating Income                                         123,791        5,013      128,804      107,431        7,848      115,279

Interest income                                              239            6          245          208            5          213
Interest expense                                         (89,256)        (521)     (89,777)     (75,740)        (984)     (76,724)
Loan fee amortization                                     (4,338)         (45)      (4,383)      (4,739)         (64)      (4,803)
Equity in income of unconsolidated entities                    3            -            3        2,456            -        2,456
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income before minority interest and discontinued
  operations                                              30,439        4,453       34,892       29,616        6,805       36,421
Minority interest in operating partnership                (2,906)           -       (2,906)      (1,703)           -       (1,703)
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Income from continuing operations                         27,533        4,453       31,986       27,913        6,805       34,718
Discontinued Operations:
    Gain on sales of properties                           19,769            -       19,769          703            -          703
    Impairment losses                                          -            -            -       (2,460)           -       (2,460)
    Income from operations                                 4,453       (4,453)           -        6,805       (6,805)           -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net income                                                51,755            -       51,755       32,961            -       32,961
Preferred stock dividends                                (17,517)           -      (17,517)     (13,688)           -      (13,688)
Issuance Costs write-off upon Series B Redemption         (4,878)           -       (4,878)           -            -            -
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net income available to common shareholders           $   29,360   $        -   $   29,360   $   19,273   $        -   $   19,273
                                                      ==========   ==========   ==========   ==========   ==========   ==========



Components of Other Revenue:
Fee Income                                            $       94   $        5   $       99   $    2,224   $        -   $    2,224
Specialty leasing and sponsorship income                  18,367           77       18,444       15,016          136       15,152
Other                                                      5,763            -        5,763        6,913            -        6,913
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total                                                 $   24,224   $       82   $   24,306   $   24,153   $      136   $   24,289
                                                      ----------   ----------   ----------   ----------   ----------   ----------

Note: Pre-FAS 144 column includes both continuing and discontinued operations. 2003 has been restated to reflect removal of true-up impact from prior years.

                      CALCULATION OF FUNDS FROM OPERATIONS
                              and FFO PAYOUT RATIO
                      (in thousands, except per share data)

                                                                       ----------------------------------------------------------
                                                                                                   2004
                                                                       ----------------------------------------------------------
                                                                          3 mos       3 mos      3 mos         3 mos        YTD
                                                                         Mar. 31     June 30    Sept. 30      Dec. 31     Dec. 31
                                                                         -------     -------    --------      -------     -------
Funds from Operations:
Net income available to common shareholders (as restated)              $    760     $  2,553    $ 20,303     $  5,744    $ 29,360
Real estate depreciation and amortization                                20,551       18,783      18,322       19,437      77,093
Share of joint venture real estate depreciation and amortization             39            -           -            -          39
Minority interest in operating partnership                                   54          251       1,830          771       2,906
(Gain) loss on sales of properties                                       (3,194)          51     (18,777)       2,151     (19,769)
                                                                       ----------------------------------------------------------
FFO                                                                      18,210       21,638      21,678       28,103      89,629
                                                                       ----------------------------------------------------------
Restatement Impact                                                            -            -           -            -           -
                                                                       ----------------------------------------------------------
FFO - previously reported                                              $ 18,210     $ 21,638    $ 21,678     $ 28,103    $ 89,629
                                                                       ==========================================================

Weighted average common shares outstanding - diluted                     39,300       39,405      39,547       39,708      39,496

FFO per diluted share (as restated)                                    $   0.46     $   0.55    $   0.55     $   0.71    $   2.27
FFO per share before restatement impact                                $   0.46     $   0.55    $   0.55     $   0.71    $   2.27
FFO per diluted share - After add back of 2004 preferred stock
  redemption costs                                                     $   0.58     $   0.55    $   0.55     $   0.71    $   2.39
                                                                       ----------------------------------------------------------

                                                                       ----------------------------------------------------------
                                                                                                   2003
                                                                       ----------------------------------------------------------
                                                                         3 mos        3 mos       3 mos        3 mos      12 mos
                                                                        Mar. 31      June 30     Sept. 30     Dec. 31     Dec. 31
                                                                        -------      -------     --------     -------     -------
Funds from Operations:
Net income available to common shareholders (as restated)              $  7,539     $    280     $  2,952    $  8,502    $ 19,273
Real estate depreciation and amortization                                15,167       15,450       16,467      17,604      64,688
Share of joint venture real estate depreciation and amortization          1,035          893          953       1,055       3,936
Minority interest in operating partnership                                  711           28          253         711       1,703
(Gain) loss on sales of properties                                         (189)      (2,203)          39       1,650        (703)
                                                                       ----------------------------------------------------------
FFO                                                                      24,263       14,448       20,664      29,522      88,897
                                                                       ----------------------------------------------------------
Restatement Impact                                                       (5,400)      (4,600)           -           -     (10,000)
                                                                       ----------------------------------------------------------
FFO - previously reported                                              $ 18,863     $  9,848     $ 20,664    $ 29,522    $ 78,897
                                                                       ==========================================================

Weighted average common shares outstanding - diluted                     37,824       38,244       38,359      38,468      38,221

FFO per diluted share (as restated)                                    $   0.64     $   0.38     $   0.54    $   0.77    $   2.33
FFO per share before restatement impact                                $   0.50     $   0.26     $   0.54    $   0.77    $   2.06
FFO per diluted share - After add back of 2004 preferred stock
  redemption costs                                                     $   0.64     $   0.38     $   0.54    $   0.77    $   2.33
                                                                       ----------------------------------------------------------

                                                                       ----------------------------------------------------------
                                                                                                   2004
                                                                       ----------------------------------------------------------
                                                                          3 mos       3 mos      3 mos         3 mos        YTD
                                                                         Mar. 31     June 30    Sept. 30      Dec. 31     Dec. 31
                                                                         -------     -------    --------      -------     -------
FFO Payout Ratio:
  Dividend paid per common share/unit                                  $ 0.4808     $ 0.4808    $ 0.4808     $ 0.4808    $ 1.9232
  FFO Payout ratio after add back of non-recurring issuance cost
    write off                                                              82.9%        87.6%       87.7%        67.9%       80.6%
                                                                       ----------------------------------------------------------

                                                                       ----------------------------------------------------------
                                                                                                   2003
                                                                       ----------------------------------------------------------
                                                                         3 mos        3 mos       3 mos        3 mos      12 mos
                                                                        Mar. 31      June 30     Sept. 30     Dec. 31     Dec. 31
                                                                        -------      -------     --------     -------     -------
FFO Payout Ratio:
  Dividend paid per common share/unit                                  $ 0.4808     $ 0.4808     $ 0.4808    $ 0.4808    $ 1.9232
  FFO Payout ratio after add back of non-recurring issuance cost
    write off                                                              75.0%       127.3%        89.3%       62.6%       82.7%
                                                                       ----------------------------------------------------------

                 EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
                        (dollars and shares in thousands)

                                                                           -------------------------------------------------------
                                                                                                    2004
                                                                           -------------------------------------------------------
                                                                             3 mos      3 mos      3 mos        3 mos        YTD
                                                                            Mar. 31    June 30    Sept. 30     Dec. 31     Dec. 31
                                                                           --------    --------   --------    --------    --------
Calculation of EBITDA:
Net income                                                                 $ 10,077    $  6,912   $ 24,663    $ 10,103    $ 51,755
Interest expense (continuing and discontinued operations)                    23,240      23,064     21,856      21,617      89,777
Loan fee amortization (continuing and discontinued operations)                1,010       2,088        692         593       4,383
Taxes (continuing and discontinued operations)                                   21          75        198         357         651
Depreciation and amortization (continuing and discontinued operations)       21,147      19,320     18,849      19,992      79,308
                                                                           --------    --------   --------    --------    --------
EBITDA                                                                       55,495      51,459     66,258      52,662     225,874
Minority Interest in operating partnership                                       54         251      1,830         771       2,906
(Gain) loss on sales of properties and properties held for sale and
  impairment charges                                                         (3,194)         51    (18,777)      2,151     (19,769)
                                                                           --------    --------   --------    --------    --------
Adjusted EBITA                                                             $ 52,355    $ 51,761   $ 49,311    $ 55,584    $209,011
                                                                           ========    ========   ========    ========    ========

Operating Ratios:
General and administrative / total revenues                                     3.3%        4.3%       4.3%        4.6%        4.1%
Tenant reimbursements / (real estate taxes + property operating expenses)      86.6%       85.3%      86.2%       89.6%       86.9%

Earnings per Share:
Weighted average common shares outstanding - basic                           35,130      35,501     35,574      35,614      35,456
Weighted average common shares outstanding - diluted                         39,300      39,405     39,547      39,708      39,496

Earnings per share from continuing operations - basic                      $  (0.10)   $   0.01   $   0.08    $   0.21    $   0.21
Discontinued operations and gain (loss) on sales of properties - basic     $   0.12    $   0.06   $   0.49    $  (0.05)   $   0.62
Earnings per share - basic                                                 $   0.02    $   0.07   $   0.57    $   0.16    $   0.83

Earnings per share from continuing operations - diluted                    $  (0.10)   $   0.01   $   0.07    $   0.21    $   0.20
Discontinued operations and gain (loss) on sales of properties - diluted   $   0.12    $   0.06   $   0.49    $  (0.05)   $   0.61
Earnings per share - diluted                                               $   0.02    $   0.07   $   0.56    $   0.16    $   0.82

                                                                           -----------------------------------------------------
                                                                                                    2003
                                                                           -----------------------------------------------------
                                                                             3 mos     3 mos       3 mos       3 mos       YTD
                                                                            Mar. 31   June 30     Sept. 30    Dec. 31    Dec. 31
                                                                           --------   --------    --------   --------   --------
Calculation of EBITDA:
Net income                                                                 $ 10,497   $  3,239    $  6,449   $ 12,776   $ 32,961
Interest expense (continuing and discontinued operations)                    17,901     18,272      19,547     21,003     76,723
Loan fee amortization (continuing and discontinued operations)                1,243      1,370         943      1,247      4,803
Taxes (continuing and discontinued operations)                                  142        337         274        208        961
Depreciation and amortization (continuing and discontinued operations)       15,670     16,083      17,016     18,220     66,989
                                                                           --------   --------    --------   --------   --------
EBITDA                                                                       45,453     39,301      44,229     53,454    182,437
Minority Interest in operating partnership                                      711         28         253        711      1,703
(Gain) loss on sales of properties and properties held for sale and
  impairment charges                                                          2,107     (2,203)        203      1,650      1,757
                                                                           --------   --------    --------   --------   --------
Adjusted EBITA                                                             $ 48,271   $ 37,126    $ 44,685   $ 55,815   $185,897
                                                                           ========   ========    ========   ========   ========

Operating Ratios:
General and administrative / total revenues                                     2.8%       3.8%        3.4%       3.4%       3.3%
Tenant reimbursements / (real estate taxes + property operating expenses)      89.5%      79.8%       85.7%      87.2%      85.6%

Earnings per Share:
Weighted average common shares outstanding - basic                           34,335     34,533      34,900     35,039     34,704
Weighted average common shares outstanding - diluted                         37,824     38,244      38,359     38,468     38,221

Earnings per share from continuing operations - basic                      $   0.22   $  (0.06)   $   0.04   $   0.22   $   0.42
Discontinued operations and gain (loss) on sales of properties - basic     $      -   $   0.07    $   0.04   $   0.03   $   0.13
Earnings per share - basic                                                 $   0.22   $   0.01    $   0.08   $   0.24   $   0.56

Earnings per share from continuing operations - diluted                    $   0.22   $  (0.06)   $   0.04   $   0.21   $   0.42
Discontinued operations and gain (loss) on sales of properties - diluted   $      -   $   0.07    $   0.04   $   0.03   $   0.13
Earnings per share - diluted                                               $   0.22   $   0.01    $   0.08   $   0.24   $   0.55

                                SEGMENT REPORTING
                                 (in thousands)

                                  -----------------------------------------------  ------------------------------------------------
                                    For the three months ended December 31, 2004     For the twelve months ended December 31, 2004
                                  -----------------------------------------------  ------------------------------------------------
                                              Community                                        Community
                                     Malls     Centers     Corporate     Total        Malls     Centers      Corporate     Total
                                  ----------  ----------  ----------   ----------  ----------  ----------   ----------   ----------
Total revenues                    $   85,622  $    4,292  $    1,015   $   90,929  $  324,868  $   15,813   $    4,408   $  345,089
Total operating expenses              49,755       1,925       4,233       55,913     196,401       8,299       16,598      221,298
                                  ----------  ----------  ----------   ----------  ----------  ----------   ----------   ----------
Operating income (loss)           $   35,867  $    2,367  $   (3,218)  $   35,016  $  128,467  $    7,514   $  (12,190)  $  123,791
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Equity in income (loss) of
  unconsolidated entities, net    $        -  $        -  $        -   $        -  $       10  $       (7)  $        -   $        3
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Net property and equipment        $1,705,792  $  124,165  $    5,341   $1,835,298  $1,705,792  $  124,165   $    5,341   $1,835,298
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Total Assets                      $1,787,692  $  144,867  $   14,465   $1,947,024  $1,787,692  $  144,867   $   14,465   $1,947,024
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

                                  -----------------------------------------------  ------------------------------------------------
                                    For the three months ended December 31, 2003     For the twelve months ended December 31, 2003
                                  -----------------------------------------------  ------------------------------------------------
                                              Community                                        Community
                                     Malls     Centers     Corporate     Total        Malls     Centers      Corporate     Total
                                  ----------  ----------  ----------   ----------  ----------  ----------   ----------   ----------
Total revenues                    $   82,532  $    4,031  $    1,586   $   88,149  $  283,962  $   14,601   $    2,167   $  300,730
Total operating expenses              48,620       2,292       3,278       54,190     175,634       6,451       11,214      193,299
                                  ----------  ----------  ----------   ----------  ----------  ----------   ----------   ----------
Operating income (loss)           $   33,912  $    1,739  $   (1,692)  $   33,959  $  108,328  $    8,150   $   (9,047)  $  107,431
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Equity in income of
  unconsolidated entities, net    $      256  $      213  $        -   $      469  $    1,458  $      998   $        -   $    2,456
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Net property and equipment        $1,540,386  $  171,755  $    3,258   $1,715,399  $1,540,386  $  171,755   $    3,258   $1,715,399
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Total Assets                      $1,627,222  $  184,323  $   25,878   $1,837,423  $1,627,222  $  184,323   $   25,878   $1,837,423
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

Investment in unconsolidated
  entities                        $    5,995  $    2,832  $        -   $    8,827  $    5,995  $    2,832   $        -   $    8,827
                                  ==========  ==========  ==========   ==========  ==========  ==========   ==========   ==========

                                 BALANCE SHEETS
                                 (in thousands)

                                                                -----------------------------------------------------   -----------
                                                                                         2004                               2003
                                                                -----------------------------------------------------   -----------
                                                                  Mar. 31       June. 30      Sept. 30      Dec. 31       Dec. 31
                                                                -----------   -----------   -----------   -----------   -----------
Assets:
Land                                                            $   315,341   $   305,638   $   305,257   $   304,175   $   258,151
Building, improvements and equipment                              2,021,214     1,933,947     1,942,138     1,925,283     1,819,472
Developments in progress                                             20,731        21,015        20,920        21,182        18,123
                                                                -----------   -----------   -----------   -----------   -----------
                                                                  2,357,286     2,260,600     2,268,315     2,250,640     2,095,746
Less accumulated depreciation                                       427,873       420,901       438,220       435,821       396,739
                                                                -----------   -----------   -----------   -----------   -----------
   Net property and equipment                                     1,929,413     1,839,699     1,830,095     1,814,819     1,699,007

Deferred Leasing Costs, net                                          20,760        18,372        18,840        18,889        16,392

Properties held for sale                                                  -        80,267             -         1,590             -
Investment in and advances to unconsolidated entities                     -             -             -             -         8,827
                                                                -----------   -----------   -----------   -----------   -----------
      Net investment in real estate                               1,950,173     1,938,338     1,848,935     1,835,298     1,724,226
                                                                -----------   -----------   -----------   -----------   -----------

Cash and cash equivalents                                            13,762         6,523         6,830         8,446        11,040
Restricted cash                                                      17,588        14,627        16,421        16,330        20,476
Tenant accounts receivable, net                                      53,921        52,388        51,614        51,873        51,401
Deferred expenses, net                                               12,069        10,876         9,936         9,449        13,857
Prepaid and other assets                                             18,547        22,742        22,859        25,628        16,423
                                                                -----------   -----------   -----------   -----------   -----------
Total Assets                                                    $ 2,066,060   $ 2,045,494   $ 1,956,595   $ 1,947,024   $ 1,837,423
                                                                ===========   ===========   ===========   ===========   ===========

Liabilities and Shareholders' Equity:
Mortgage notes payable                                          $ 1,418,968   $ 1,403,620   $ 1,333,134   $ 1,328,604   $ 1,214,258
Mortgage notes payable associated with properties
   held for sale                                                          -        14,449             -             -             -
Notes payable                                                        82,800        78,000        64,000        74,000        80,800
Accounts payable and accrued expenses                                54,401        51,238        57,198        53,892        55,691
Distributions payable                                                21,293        23,170        23,182        23,186        22,559
                                                                -----------   -----------   -----------   -----------   -----------
                                                                  1,577,462     1,570,477     1,477,514     1,479,682     1,373,308

Minority interest in partnership                                     26,172        26,616        25,094        23,520        22,176

Shareholders' Equity:
Series B cumulative preferred stock                                       -             -             -             -       127,950
Series F cumulative preferred stock                                  60,000        60,000        60,000        60,000        60,000
Series G cumulative preferred stock                                 150,000       150,000       150,000       150,000             -
Common shares of beneficial interest                                    354           355           355           357           350
Additional paid-in capital                                          530,585       530,635       533,038       534,286       516,632
Distributions in excess of accumulated earnings                    (278,021)     (292,567)     (289,373)     (300,786)     (261,766)
Other comprehensive income (loss)                                      (492)          (22)          (33)          (35)       (1,227)
                                                                -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholders' Equity                      $ 2,066,060   $ 2,045,494   $ 1,956,595   $ 1,947,024   $ 1,837,423
                                                                ===========   ===========   ===========   ===========   ===========

                 MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
                        (dollars and shares in thousands)

                                                                     --------------------------------------------------------------
                                                                                                  2004
                                                                     --------------------------------------------------------------
                                                                        3 mos       3 mos        3 mos         3 mos         YTD
                                                                       Mar. 31     June 30      Sept. 30      Dec. 31      Dec. 31
                                                                     ----------   ----------   ----------   ----------   ----------
Share price (end of period)                                          $    27.10   $    22.12   $    24.30   $    27.71   $    27.71

Market Capitalization Ratio:
  Common shares outstanding                                              35,389       35,561       35,586       35,683       35,683
  Operating Partnership units outstanding                                 3,563        3,563        3,563        3,474        3,474
                                                                     ----------   ----------   ----------   ----------   ----------
  Total common shares and units outstanding at end of period             38,952       39,124       39,149       39,157       39,157
                                                                     ==========   ==========   ==========   ==========   ==========

  Valuation - Common shares and operating partnership units
     outstanding                                                     $1,055,599   $  865,423   $  951,321   $1,085,040   $1,085,040
  Valuation - Preferred stock                                           210,000      210,000      210,000      210,000      210,000
  Total debt (end of period)                                          1,501,768    1,496,069    1,397,134    1,402,604    1,402,604
                                                                     ----------   ----------   ----------   ----------   ----------
  Total market capitalization                                        $2,767,367   $2,571,492   $2,558,455   $2,697,644   $2,697,644
                                                                     ==========   ==========   ==========   ==========   ==========

  Debt / Market capitalization excluding joint ventures                    54.3%        58.2%        54.6%        52.0%        52.0%
  Debt / Gross asset value excluding joint ventures (1)                    60.2%        60.7%        58.3%        58.9%        58.9%
  Debt / Market capitalization including pro-rata share of
     joint ventures                                                        54.3%        58.2%        54.6%        52.0%        52.0%


Debt Coverage Ratios:
Interest coverage ratio                                                     2.3          2.2          2.3          2.6          2.3
(Adjusted EBITDA from page 4 / interest expense)
Debt service coverage ratio                                                 1.9          1.9          1.9          2.1          2.0
(Adjusted EBITDA / interest expense + scheduled principal payments)

                                                                     -------------------------------------------------   ----------
                                                                                            2003                            2003
                                                                     -------------------------------------------------   ----------
                                                                        3 mos       3 mos        3 mos         3 mos         YTD
                                                                       Mar. 31     June 30      Sept. 30      Dec. 31      Dec. 31
                                                                     ----------   ----------   ----------   ----------   ----------
Share price (end of period)                                          $    19.20   $    22.40   $    21.07   $    22.38   $    22.38

Market Capitalization Ratio:
  Common shares outstanding                                              34,406       34,718       35,002       35,066       35,066
  Operating Partnership units outstanding                                 3,279        3,243        3,017        2,969        2,969
                                                                     ----------   ----------   ----------   ----------   ----------
  Total common shares and units outstanding at end of period             37,685       37,961       38,019       38,035       38,035
                                                                     ==========   ==========   ==========   ==========   ==========

  Valuation - Common shares and operating partnership units
     outstanding                                                     $  723,552   $  850,326   $  801,060   $  851,223   $  851,223
  Valuation - Preferred stock                                           127,950      127,950      187,950      187,950      187,950
  Total debt (end of period)                                          1,142,439    1,126,411    1,270,443    1,295,058    1,295,058
                                                                     ----------   ----------   ----------   ----------   ----------
  Total market capitalization                                        $1,993,941   $2,104,687   $2,259,453   $2,334,231   $2,334,231
                                                                     ==========   ==========   ==========   ==========   ==========

  Debt / Market capitalization excluding joint ventures                    57.3%        53.5%        56.2%        55.5%        55.5%
  Debt / Gross asset value excluding joint ventures (1)                    56.7%        56.7%        57.5%        58.0%        58.0%
  Debt / Market capitalization including pro-rata share of
     joint ventures                                                        58.9%        55.4%        57.7%        56.9%        56.9%


Debt Coverage Ratios:
Interest coverage ratio                                                     2.7          2.0          2.3          2.7          2.4
(Adjusted EBITDA from page 4 / interest expense)
Debt service coverage ratio                                                 2.4          1.8          2.0          2.3          2.2
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1) Gross Asset Value is total assets plus accumulated depreciation

                                  DEBT SCHEDULE
                             (dollars in thousands)

Mortgage Notes Payable:
-----------------------
                                                                    Interest Rates
                                             Dec. 31     Dec. 31,   -------------- Interest  Payment  Balloon Pmt.      Final
Fixed Rate                                    2004         2003     2004      2003   Terms    Terms   at Maturity      Maturity
----------                                    ----         ----     ----      ----   -----    -----   -----------      --------
Montgomery Mall Associates, LP             $   44,257  $   44,909   6.79%     6.79%            (a)     $  43,843          (d)
Weberstown Mall, LLC                           19,383      19,617   7.43%     7.43%            (a)     $  19,033      May 1, 2006
SAN Mall, LP                                   33,985      34,402   8.35%     8.35%            (a)     $  32,615          (e)
Colonial Park Mall, LP                         33,459      33,899   7.73%     7.73%            (a)     $  32,033          (e)
Mount Vernon Venture, LLC                       8,968       9,062   7.41%     7.41%            (a)     $   8,624   February 11, 2008
Charlotte Eastland Mall, LLC                   45,292      45,974   7.84%     7.84%            (a)     $  42,302          (f)
Morgantown Mall Associates, LP                 54,227      55,005   6.89%     6.89%            (a)     $  50,823          (f)
Grand Central, LP                              49,276      49,921   7.18%     7.18%            (a)     $  46,065   February 1, 2009
Johnson City Venture, LLC                      39,606      39,957   8.37%     8.37%            (a)     $  37,026     June 1, 2010
Polaris Center, LLC                            41,387           -   8.20%        -             (a)     $  38,543          (g)
Ashland Venture, LLC                           25,770      26,196   7.25%     7.25%            (a)     $  21,817   November 1, 2011
Dayton Mall Venture, LLC                       57,481      58,171   8.27%     8.27%            (a)     $  49,864          (h)
Glimcher WestShore, LLC                        98,275      99,658   5.09%     5.09%            (a)     $  84,824   September 9, 2012
University Mall, LP                            65,050      66,158   7.09%     7.09%            (a)     $  52,524          (i)
PFP Columbus, LLC                             146,631           -   5.24%        -             (a)     $ 124,572    April 11, 2013
LC Portland, LLC                              137,285     139,120   5.42%     5.42%            (a)     $ 116,922          (j)
JG Elizabeth, LLC                             163,827           -   4.83%        -             (a)     $ 135,194     June 8, 2014
MFC Beavercreek, LLC                          112,423     113,874   5.45%     5.45%            (a)     $  92,762   November 1, 2014
Glimcher SuperMall Venture, LLC                61,107      61,804   7.54%     7.54%            (a)     $  49,969          (k)
Tax Exempt Bonds                               19,000      19,000   6.00%     6.00%            (c)     $  19,000   November 1, 2028
                                           ----------  ----------
                                            1,256,689     916,727
                                           ----------  ----------
Variable Rate
-------------
GM Olathe, LLC                                 30,000           -   4.40%        -    (l)      (b)     $  30,000     June 9, 2006
EM Columbus, LLC                               24,000      24,000   4.42%     3.15%   (m)      (b)     $  24,000    January 1, 2007
Other Variable Rate Debt                       15,593      15,816    (n)       (n)           (a) (b)   $  15,463          (o)
                                           ----------  ----------
                                               69,593      39,816
                                           ----------  ----------
Other
-----
Fair Value Adjustment - Polaris Center, LLC     2,322           -
Extinguished Debt                                   -     257,715      -       (p)
                                           ----------  ----------

Total Mortgage Notes Payable               $1,328,604  $1,214,258
                                           ==========  ==========

(a)  The loan requires monthly payments of principal and interest.
(b)  The loan requires monthly payments of interest only.
(c)  The loan requires semi-annual payments of interest only.
(d)  The loan matures in August 2028, with an optional prepayment date in 2005.
(e)  The loan matures in October 2027, with an optional prepayment date in 2007.
(f) The loan matures in September 2028, with an optional prepayment date in 2008.
(g)  The loan matures in June 2030, with an optional prepayment date in 2010.
(h)  The loan matures in July 2027, with an optional prepayment date in 2012.
(i)  The loan matures in January 2028, with an optional prepayment date in 2013.
(j)  The loan matures in June 2033, with an optional prepayment date in 2013.
(k) The loan matures in September 2029, with an optional prepayment date in 2015.
(l) Interest rate of LIBOR (capped by a derivative at 6.00%) plus 200 basis points until maturity .
(m)  Interest rate of LIBOR plus 200 basis points.
(n) Interest rates ranging from LIBOR plus 195 to 250 basis points (4.34% to 4.78% at December 31, 2004 and 3.12% to 3.69% at December 31, 2003.)
(o)  Final maturity dates ranging from May 2005 to August 2005.
(p)  Interest rates ranging from 3.09% to 10.53% at December 31, 2003.

                                 DEBT MATURITIES
                                 (in thousands)

                                                           Balance
               Description                                12/31/2004      2005        2006        2007        2008        2009
               -----------                                ----------      ----        ----        ----        ----        ----
Fixed Rate
----------
Montgomery Mall Associates, LP                            $   44,257  $   44,257  $        -  $        -  $        -  $        -
Weberstown Mall, LLC                                          19,383         257      19,126           -           -           -
SAN Mall, LP                                                  33,985         462         503      33,020           -           -
Colonial Park Mall,  LP                                       33,459         484         523      32,452           -           -
Mount Vernon Venture, LLC                                      8,968         103         111         120       8,634
Charlotte Eastland Mall, LLC                                  45,292         733         793         859      42,907           -
Morgantown Mall Associates, LP                                54,227         846         907         972      51,502           -
Grand Central, LP                                             49,276         704         757         814         865      46,136
Johnson City Venture, LLC                                     39,606         392         427         464         496         549
Polaris Center, LLC                                           41,387         434         471         512         547         604
Ashland Venture, LLC                                          25,770         463         498         536         572         620
Dayton Mall Venture, LLC                                      57,481         764         831         903         969       1,066
Glimcher WestShore, LLC                                       98,275       1,471       1,549       1,631       1,703       1,807
University Mall, LP                                           65,050       1,205       1,294       1,390       1,481       1,604
PFP Columbus, LLC                                            146,631       2,192       2,311       2,437       2,548       2,708
LC Portland, LLC                                             137,285       1,960       2,070       2,187       2,290       2,439
JG Elizabeth, LLC                                            163,827       2,457       2,580       2,709       2,823       2,986
MFC Beavercreek, LLC                                         112,423       1,552       1,639       1,732       1,814       1,933
Glimcher SuperMall Venture, LLC                               61,107         766         826         892         949       1,037
Tax Exempt Bonds                                              19,000           -           -           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Fixed Rate Mortgages                                 1,256,689      61,502      37,216      83,630     120,100      63,489
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Variable Rate
-------------
Other Variable Rate Debt                                      15,593      15,593           -           -           -           -
EM Columbus, LLC                                              24,000           -      24,000           -           -           -
GM Olathe, LLC                                                30,000           -      30,000           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Variable Rate Mortgages                                 69,593      15,593      54,000           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------

Total Mortgage Notes Payable                               1,326,282      77,095      91,216      83,630     120,100      63,489

Credit Facility                                               74,000           -      74,000           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Notes Payable                                           74,000           -      74,000           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Other
-----
Fair Value Adjustment Amortization - Polaris Center, LLC       2,322         428         428         428         428         428

Total Debt                                                $1,402,604  $   77,523  $  165,644  $   84,058  $  120,528  $   63,917
                                                          ==========  ==========  ==========  ==========  ==========  ==========

               Description                                    2010        2011        2012        2013        2014       2015+
               -----------                                    ----        ----        ----        ----        ----       -----
Fixed Rate
----------
Montgomery Mall Associates, LP                            $        -  $        -  $        -  $        -  $        -  $        -
Weberstown Mall, LLC                                               -           -           -           -           -           -
SAN Mall, LP                                                       -           -           -           -           -           -
Colonial Park Mall,  LP                                            -           -           -           -           -           -
Mount Vernon Venture, LLC
Charlotte Eastland Mall, LLC                                       -           -           -           -           -           -
Morgantown Mall Associates, LP                                     -           -           -           -           -           -
Grand Central, LP                                                  -           -           -           -           -           -
Johnson City Venture, LLC                                     37,278           -           -           -           -           -
Polaris Center, LLC                                           38,819           -           -           -           -           -
Ashland Venture, LLC                                             668      22,413           -           -           -           -
Dayton Mall Venture, LLC                                       1,159       1,260      50,529           -           -           -
Glimcher WestShore, LLC                                        1,902       2,003      86,209                       -           -
University Mall, LP                                            1,723       1,851       1,977      52,525           -           -
PFP Columbus, LLC                                              2,855       3,011       3,155     125,414           -           -
LC Portland, LLC                                               2,577       2,722       2,856     118,184           -           -
JG Elizabeth, LLC                                              3,135       3,292       3,437       3,629     136,779           -
MFC Beavercreek, LLC                                           2,043       2,159       2,265       2,409      94,877           -
Glimcher SuperMall Venture, LLC                                1,119       1,208       1,292       1,406       1,517      50,095
Tax Exempt Bonds                                                   -           -           -           -           -      19,000
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Fixed Rate Mortgages                                    93,278      39,919     151,720     303,567     233,173      69,095
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Variable Rate
-------------
Other Variable Rate Debt                                           -           -           -           -           -           -
EM Columbus, LLC                                                   -           -           -           -           -           -
GM Olathe, LLC                                                     -           -           -           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Variable Rate Mortgages                                      -           -           -           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------

Total Mortgage Notes Payable                                  93,278      39,919     151,720     303,567     233,173      69,095

Credit Facility                                                    -           -           -           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total Notes Payable                                                -           -           -           -           -           -
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Other
-----
Fair Value Adjustment Amortization - Polaris Center, LLC         182           -           -           -           -           -

Total Debt                                                $   93,460  $   39,919  $  151,720  $  303,567  $  233,173  $   69,095
                                                          ==========  ==========  ==========  ==========  ==========  ==========

                              PORTFOLIO STATISTICS


Portfolio Occupancy Statistics
------------------------------
Portfolio occupancy statistics by property type are summarized below:

                                                                    Occupancy (1)(2)

Property Type                               12/31/2004    9/30/2004     6/30/2004     3/31/2004     12/31/2003
-------------                               ----------    ---------     ---------     ---------     ----------
Mall Anchors                                   93.7%         94.5%         94.9%         95.0%         94.5%
Mall Stores                                    88.5%         85.8%         86.4%         87.7%         89.6%
Total Mall Portfolio                           91.8%         91.4%         91.8%         92.4%         92.7%

Community Center Anchors                       67.9%         66.2%         79.4%         79.4%         78.1%
Community Center Stores                        66.6%         69.1%         74.3%         74.7%         75.7%
Total Community Center Portfolio               67.6%         66.9%         78.1%         78.2%         77.5%

                                                                       Occupancy (1)

Property Type                                             12/31/2004                12/31/2003 (2)
-------------                                             ----------                --------------
Total Mall Portfolio                                         91.8%                       92.7%
Comparable Mall Portfolio                                    91.8%                       92.7%

Total Community Center Portfolio                             67.6%                       77.5%
Comparable Community Center Portfolio                        67.6%                       74.3%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2) Occupancy statistics included in this table are based on the total Company portfolio which includes properties owned by Company and properties held in joint ventures.

                              PORTFOLIO STATISTICS

                                   (continued)


Leasing Activity
----------------
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2004:

                                     GLA Analysis            Average Annualized Base Rents
                            -----------------------------   ------------------------------
                               New     Rollover                New     Rollover              Portfolio
Property Type                Leases     Leases     Total     Leases     Leases      Total     Average
-------------                ------     ------     -----     ------     ------      -----     -------
Mall Anchors                284,256     54,874    339,130   $   6.97   $   8.29   $   7.18   $   5.88
Mall Stores                 289,983    406,988    696,971   $  26.55   $  26.68   $  26.63   $  24.71

Community Center Anchors    194,897    120,898    315,795   $   3.21   $   2.81   $   3.05   $   6.09
Community Center Stores      42,310     92,958    135,268   $   8.07   $   9.24   $   8.87   $  12.65

The following table summarizes the new and rollover lease activity and the comparative prior rents for the the twelve months ended December 31, 2004 for only those leases where the space was occupied in the previous 24 months.

                                    GLA Analysis                       Average Annualized Base Rents
                            ---------------------------  ---------------------------------------------------------------   Percent
                              New     Rollover             New      Prior    Rollover    Prior   Total New/ Total Prior   Change in
Property Type                Leases    Leases    Total    Leases    Tenants   Leases     Rent     Rollover  Tenants/Rent  Base Rent
-------------                ------    ------    -----    ------    -------   ------     ----    ---------- ------------  ---------
Mall Anchors                224,494    54,874   279,368  $   6.29  $   3.60  $   8.29  $   9.36   $   6.68    $   4.73       41%
Mall Stores                 132,247   400,678   532,925  $  24.97  $  23.46  $  26.51  $  24.73   $  26.13    $  24.42        7%

Community Center Anchors     26,012   120,898   146,910  $   2.29  $   4.98  $   2.81  $   3.98   $   2.72    $   4.15      -34%
Community Center Stores      16,220    91,958   108,178  $  12.33  $  14.49  $   9.27  $   8.25   $   9.73    $   9.18        6%

(1)  This report excludes ground leases and development projects.
(2) Average rents per square foot for 2004 expirations are based on tenants in place at January 1, 2004.

                   MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
                             as of December 31, 2004

MARKET DOMINANT
---------------
                                                     Average     Average
                                                   Mall Sales  Mall Sales             Mall Store  Mall Store  Mall Store  % of Mall
                                            MSA     Per SF -    Per SF -               Occupancy   Occupancy   Occupancy  Portfolio
        Property          Location          Size       2004       2003     Total GLA  12/31/2004    9/30/04   12/31/2003   NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Jersey Gardens         Elizabeth, NJ          1    $      418  $      371   1,290,775      83.4%       79.7%      89.1%
Lloyd Center           Portland, OR          23    $      369  $      346   1,444,213      95.2%       92.3%      95.6%
Mall at Fairfield
  Commons              Dayton, OH            53    $      366  $      337   1,052,660      95.6%       95.9%      97.0%
Mall at Johnson City   Johnson City, TN      85    $      365  $      364     535,277      87.0%       86.1%      94.6%
Polaris Fashion Place  Columbus, OH          33    $      358  $      353   1,579,732      96.0%       95.2%      95.6%
Weberstown Mall        Stockton, CA          76    $      381  $      363     859,009      96.2%       94.5%      95.1%
WestShore Plaza        Tampa, FL             21    $      442  $      403   1,059,478      92.4%       92.5%      89.3%
                                                   --------------------------------------------------------------------------------
                                                   $      381  $      363   7,821,144      92.1%       90.3%      95.5%       49%
                                                   --------------------------------------------------------------------------------

TRADE AREA DOMINANT
-------------------
                                                     Average     Average
                                                   Mall Sales  Mall Sales             Mall Store  Mall Store  Mall Store  % of Mall
                                            MSA     Per SF -    Per SF -               Occupancy   Occupancy   Occupancy  Portfolio
        Property          Location          Size       2004       2003     Total GLA  12/31/2004    9/30/04   12/31/2003   NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Ashland Town Center    Ashland, KY          >100   $      335  $      328     441,761      97.3%       97.3%      98.1%
Colonial Park Mall     Harrisburg, PA        67    $      328  $      314     744,979      87.9%       86.1%      92.7%
Dayton Mall            Dayton, OH            53    $      323  $      327   1,308,251      89.5%       83.6%      88.7%
Eastland Mall (NC)     Charlotte, NC         34    $      233  $      240   1,064,773      91.0%       85.4%      84.7%
Grand Central Mall     Parkersburg, WV      >100   $      296  $      286     902,350      94.4%       91.5%      95.5%
Indian Mound Mall      Columbus, OH          33    $      269  $      272     556,496      76.4%       80.6%      82.4%
Morgantown Mall        Morgantown, WV       >100   $      309  $      299     540,422      92.3%       84.8%      83.9%
Northtown Mall         Minneapolis, MN       15    $      365  $      360     802,198      86.6%       88.2%      89.7%
River Valley Mall      Columbus, OH          33    $      270  $      260     571,958      95.9%       95.3%      93.0%
Supermall of the
  Great NW             Seattle, WA           13    $      246  $      235     942,234      78.8%       76.9%      81.9%
University Mall        Tampa, FL             21    $      313  $      305   1,316,801      89.0%       84.6%      89.8%
                                                   --------------------------------------------------------------------------------
                                                   $      298  $      293   9,192,223      88.7%       86.1%      86.6%       42%
                                                   --------------------------------------------------------------------------------

OPPORTUNISTIC
-------------
                                                     Average     Average
                                                   Mall Sales  Mall Sales             Mall Store  Mall Store  Mall Store  % of Mall
                                            MSA     Per SF -    Per SF -               Occupancy   Occupancy   Occupancy  Portfolio
        Property          Location          Size       2004       2003     Total GLA  12/31/2004    9/30/04   12/31/2003   NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Almeda Mall            Houston, TX           10    $      283  $      261     797,543      90.6%       82.5%      99.3%
Eastland Mall (OH)     Columbus, OH          33    $      268  $      278     899,848      87.3%       87.4%      77.9%
Great Mall of the
  Great Plains         Kansas City, KS       26    $      186  $      176     810,234      76.2%       68.8%      73.0%
Montgomery Mall        Montgomery, AL       >100   $      195  $      185     726,727      69.7%       68.6%      90.2%
New Towne Mall         New Philadelphia, OH >100   $      245  $      244     514,614      84.7%       74.8%      81.5%
Northwest Mall         Houston, TX           10    $      213  $      207     794,081      78.8%       76.3%      89.4%
Southside Mall         Oneonta, NY          >100   $      301  $      295     229,899      98.6%       98.6%      97.1%
                                                   --------------------------------------------------------------------------------
                                                   $      241  $      224   4,772,946      79.6%       77.0%      83.4%        9%
                                                   --------------------------------------------------------------------------------

(1) Based on 2004 Net Operating Income

                         SUMMARY OF SIGNIFICANT TENANTS
                             As of December 31, 2004

                       Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent
                       ----------------------------------------------------------------------

                                                                                                   % of Total
                                                                                 Annualized        Annualized
                                            Number of           GLA of            Minimum           Minimum
       Tenant Name                            Stores            Stores              Rent             Rent
       -----------                        -------------      -------------     -------------     -------------
Gap, Inc.                                            32            438,549         6,718,316               3.2%
Limited Brands, Inc.                                 57            324,108         6,025,112               2.9%
Foot Locker, Inc.                                    55            234,336         5,682,170               2.7%
Saks Incorporated                                    10            867,423         5,296,828               2.5%
Sterling Inc.                                        35             56,083         4,086,357               1.9%
JCPenney Company, Inc.                               20          2,119,893         3,957,383               1.9%
Zales Corporation                                    44             42,703         3,040,762               1.4%
Burlington Coat Factory                               7            425,249         2,666,468               1.3%
Regal Cinemas                                         7            246,293         2,479,791               1.2%
American Eagle Outfitters                            18             99,579         2,368,672               1.1%
Finish Line, Inc.                                    20            112,015         2,361,245               1.1%
Luxottica Group                                      36             68,499         2,202,635               1.0%
Genesco Inc.                                         42             59,637         2,105,420               1.0%
                                          -------------      -------------     -------------     -------------
Total tenants representing > 1.0%                   383          5,094,367        48,991,159              23.3%
                                          =============      =============     =============     =============

Total tenants in portfolio                                                                               100.0%
                                                                                                 =============

                          TOP 10 REGIONAL MALL TENANTS
                             As of December 31, 2004

Mall Stores (ranked by percent of total minimum mall rents)

                                                                                       % of Total
                                                                        Annualized     Annualized
                                               Number of    GLA of       Minimum        Minimum
              Tenant Name                       Stores      Stores        Rents        Mall Rents
              -----------                       ------      ------        -----        ----------
Limited Brands, Inc.                              57        324,108     6,025,112         3.0%
Foot Locker, Inc.                                 55        234,336     5,682,170         2.9%
Gap, Inc. (1)                                     25        248,061     4,069,433         2.1%
Sterling Inc.                                     34         50,303     4,009,357         2.0%
Zales Corporation                                 44         42,703     3,040,762         1.5%
American Eagle Outfitters                         18         99,579     2,368,672         1.2%
Finish Line, Inc.                                 20        112,191     2,361,245         1.2%
Luxottica Group                                   36         68,499     2,202,635         1.1%
Genesco, Inc.                                     42         59,637     2,105,420         1.1%
Regis Corporation                                 47         51,290     1,733,721         0.9%

Mall Anchors (ranked by total GLA)

                                                                        Annualized
                                               Number of    GLA of       Minimum      % of Total
              Tenant Name                       Stores      Stores        Rents        Mall GLA
              -----------                       ------      ------        -----       ----------
Sears, Roebuck & Co.                              17      2,409,237     1,763,810        11.1%
JC Penney Company, Inc.                           17      2,066,239     3,839,038         9.5%
Federated Department Stores                        8      1,293,359       500,000         5.9%
May Department Stores                              5      1,234,760       255,000         5.7%
Saks Incorporated                                 10        867,423     5,296,828         4.0%
Bon-Ton Department Stores, Inc.                    8        844,588     1,937,774         3.9%
Dillard's                                          4        705,024             0         3.2%
Burlington Coat Factory                            5        415,726     2,479,468         1.9%
Steve & Barry's University Sportswear              4        277,901     1,781,400         1.3%
Wal-Mart Stores, Inc.                              2        264,734     1,341,846         1.2%

(1) Five Old Navy and one Gap Outlet store are excluded from the table due to classification of stores greater than 20,000 GLA as anchor stores. If these six anchor stores were included, Gap, Inc. would represent 3.2% of total mall minimum rents.

                            LEASE EXPIRATION SCHEDULE
                             As of December 31, 2004

Mall Portfolio
--------------

                                                                       Percent of
                              Anchor         Store          Total     Occupied GLA      Anchor         Store          Total
  Lease         Number     Square Feet    Square Feet    Square Feet   Represented    Annualized     Annualized     Annualized
Expiration        of          of GLA        of GLA         of GLA      by Expiring    Base Rents     Base Rents     Base Rents
   Year         Leases       Expiring      Expiring       Expiring       Leases        Expiring       Expiring       Expiring
   ----         ------       --------      --------       --------       ------        --------       --------       --------
   2005             636        960,882      1,627,935      2,588,817         12.9%   $  3,481,816   $ 29,118,652   $ 32,600,468
   2006             300      1,029,243        764,108      1,793,351          9.0%      5,392,813     16,035,687     21,428,500
   2007             243        629,671        640,390      1,270,061          6.3%      2,030,201     14,666,937     16,697,138
   2008             203        706,165        499,593      1,205,758          6.0%      2,873,684     13,062,583     15,936,267
   2009             240      1,482,640        669,209      2,151,849         10.8%      4,371,402     16,030,855     20,402,257
 Thereafter         804      8,282,195      2,717,824     11,000,019         55.0%     24,013,925     66,624,834     90,638,759
             ----------   ------------   ------------   ------------    ---------    ------------   ------------   ------------
                  2,426     13,090,796      6,919,059     20,009,855        100.0%   $ 42,163,841   $155,539,548   $197,703,389
             ==========   ============   ============   ============    =========    ============   ============   ============

                                             Percent of
                 Anchor          Store       Annualized
               Annualized     Annualized     Base Rents
  Lease        Base Rents/    Base Rents/    Represented
Expiration     Square Foot    Square Foot    by Expiring
   Year        Expiring (1)   Expiring (1)     Leases
   ----        ------------   ------------     ------
   2005        $       4.40   $      20.86        16.5%
   2006        $       5.65   $      23.79        10.8%
   2007        $       3.22   $      25.77         8.4%
   2008        $       4.07   $      27.46         8.1%
   2009        $       4.90   $      27.20        10.3%
 Thereafter    $       7.53   $      25.70        45.8%
                                              --------
               $       5.88   $      24.71       100.0%
                                              ========


Community Center Portfolio
--------------------------

                                                                       Percent of
                              Anchor         Store          Total     Occupied GLA      Anchor         Store          Total
  Lease         Number     Square Feet    Square Feet    Square Feet   Represented    Annualized     Annualized     Annualized
Expiration        of          of GLA        of GLA         of GLA      by Expiring    Base Rents     Base Rents     Base Rents
   Year         Leases       Expiring      Expiring       Expiring       Leases        Expiring       Expiring       Expiring
   ----         ------       --------      --------       --------       ------        --------       --------       --------
   2005              39         51,912        115,994        167,906          9.9%   $    207,260   $  1,308,841   $  1,516,101
   2006              19         23,600         65,217         88,817          5.2%        123,900        603,711        727,611
   2007              16         59,658         37,587         97,245          5.7%        375,860        428,652        804,512
   2008              10         22,518         39,310         61,828          3.7%        118,346        290,153        408,499
   2009              15        448,559         47,100        495,659         29.3%      1,403,901        625,930      2,029,831
 Thereafter          34        677,385        103,676        781,061         46.1%      5,592,108      1,613,970      7,206,078
             ----------   ------------   ------------   ------------    ---------    ------------   ------------   ------------
                    133      1,283,632        408,884      1,692,516        100.0%   $  7,821,375   $  4,871,257   $ 12,692,632
             ==========   ============   ============   ============    =========    ============   ============   ============

                                             Percent of
                 Anchor          Store       Annualized
               Annualized     Annualized     Base Rents
  Lease        Base Rents/    Base Rents/    Represented
Expiration     Square Foot    Square Foot    by Expiring
   Year        Expiring (1)   Expiring (1)     Leases
   ----        ------------   ------------     ------
   2005        $       3.99   $      11.28        11.9%
   2006        $       5.25   $      10.39         5.7%
   2007        $       6.30   $      11.40         6.3%
   2008        $       5.26   $       9.77         3.2%
   2009        $       3.13   $      13.29        16.0%
 Thereafter    $       8.26   $      16.70        56.8%
                                              --------
               $       6.09   $      12.65       100.0%
                                              ========

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

                              CAPITAL EXPENDITURES
                                 (in thousands)

                                               ----------------------------------------  ----------------------------------------
                                                     for the three months ended                for the three months ended
                                                          December 31, 2004                         December 31, 2003
                                               ----------------------------------------  ----------------------------------------
                                               Consolidated  Joint Venture               Consolidated  Joint Venture
                                                Properties     Share (1)      Total       Properties     Share (1)      Total
                                               ------------  ------------  ------------  ------------  ------------  ------------
New Developments                               $        288  $          -  $        288  $         42  $          -  $         42

Redevelopment projects                         $      4,454  $          -  $      4,454  $      1,726  $          -  $      1,726

Property Capital Expenditures:
   Tenant Improvements and Tenant Allowances:
      Anchor Replacement                       $      1,041  $          -  $      1,041  $      2,015  $          -  $      2,015
      Non-anchor replacement                          1,297             -         1,297         1,380           108         1,488
   Operational capital expenditures                   1,206             -         1,206         2,044           178         2,222
                                               ------------  ------------  ------------  ------------  ------------  ------------
Total Property Capital Expenditures            $      3,544  $          -  $      3,544  $      5,439  $        286  $      5,725
                                               ------------  ------------  ------------  ------------  ------------  ------------

Deferred Leasing Costs                         $        463                $        463  $        924                $        924
                                               ------------                ------------  ------------                ------------

                                               ----------------------------------------  ----------------------------------------
                                                    for the twelve months ended               for the twelve months ended
                                                          December 31, 2004                         December 31, 2003
                                               ----------------------------------------  ----------------------------------------
                                               Consolidated  Joint Venture               Consolidated  Joint Venture
                                                Properties     Share (1)      Total       Properties     Share (1)      Total
                                               ------------  ------------  ------------  ------------  ------------  ------------
New Developments                               $        850  $          -  $        850  $        370  $          -  $        370
                                               ------------  ------------  ------------  ------------  ------------  ------------

Redevelopment projects                         $     11,880  $          -  $     11,880  $      2,394  $          -  $      2,394
                                               ------------  ------------  ------------  ------------  ------------  ------------

Property Capital Expenditures:
   Tenant Improvements and Tenant Allowances:
      Anchor Replacement                       $      4,960  $          -  $      4,960  $      3,190  $          -  $      3,190
      Non-anchor replacement                          7,213             -         7,213         5,748           174         5,922
   Operational capital expenditures                   4,047             -         4,047         7,343           443         7,786
                                               ------------  ------------  ------------  ------------  ------------  ------------
Total Property Capital Expenditures            $     16,220  $          -  $     16,220  $     16,281  $        617  $     16,898
                                               ------------  ------------  ------------  ------------  ------------  ------------

Deferred Leasing Costs                         $      3,821                $      3,821  $      5,082                $      5,082
                                               ------------                ------------  ------------                ------------

(1) Proportionate Share of Unconsolidated Entity's expenditures.

                             REDEVELOPMENT ACTIVITY
                             (dollars in thousands)

                                                                Total         Cost           Planned                    Projected
                                                               Project      Incurred       Investments      Opening      Initial
       Project                              Location            Cost     as of 12/31/04    During 2005        Date       Yield (1)
Eastland Mall                            Columbus, OH         $ 19,000       $ 3,200        $ 15,800        4Q-2005         5%   (2)

Dayton Mall                              Dayton, OH             19,000             -           7,500          2006         13%

Polaris Fashion Place                    Columbus, OH           12,000           100          11,900        4Q-2005        15%

Mall at Fairfield Commons                Dayton, OH             10,700         5,500           5,200        4Q-2005         9%

Northtown Mall                           Minneapolis, MS         5,500         1,900           3,600        3Q-2005        10%

Grand Central Mall                       Parkersburg, WV         3,000           100           2,900        3Q-2005        14%

Montgomery Mall                          Montgomery, AL          7,500             -           5,500          2006         10%

Great Mall                               Kansas City, KS         5,000           100           3,500          2006         10%

Other Miscellaneous Projects                                     4,400           300           4,100

                                                            -----------------------------------------
   Total Redevelopments and Expansions                        $ 86,100      $ 11,200        $ 60,000
                                                            -----------------------------------------

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 12%

                               RESTATEMENT IMPACT
                             Statement of Operations
              For the years ending December 31, 2003, 2002 and 2001
                             (dollars in thousands)

                                                          Twelve Months ended December 31,        Twelve Months ended December 31,
                                                       --------------------------------------   ------------------------------------
                                                                         2003                                  2002
                                                       --------------------------------------   ------------------------------------
                                                           After     Restatement    Before         After    Restatement    Before
                                                        Restatement     Impact    Restatement   Restatement    Impact    Restatement
                                                       --------------------------------------   ------------------------------------
Total revenues (1)                                      $  300,730   $        -   $  300,730    $  247,243  $   (4,615)  $  251,858
Total expenses (2)                                         193,299       (9,155)     202,454       158,902      (2,700)     161,602
                                                       --------------------------------------   ------------------------------------
Operating income                                           107,431        9,155       98,276        88,341      (1,915)      90,256
Interest expense, net                                       80,271            -       80,271        84,602           -       84,602
Equity in income of unconsolidated entities, net             2,456          313        2,143         2,466        (613)       3,079
                                                       --------------------------------------   ------------------------------------

Income before minority interest in operating
  partnership, discontinued operations, loss on
  sale of assets and cumulative effect of
  accounting change                                         29,616        9,468       20,148         6,205      (2,528)       8,733

Minority interest in operating partnership                   1,703          861          842         2,084        (250)       2,334
                                                       --------------------------------------   ------------------------------------
Income from continuing operations                           27,913        8,607       19,306         4,121      (2,278)       6,399
Discontinued operations:
  Gain (loss) on sales of properties and properties
    held for sale                                              703            -          703        15,756           -       15,756
  Impairment losses                                         (2,460)           -       (2,460)            -           -            -
  Income from operations                                     6,805          532        6,273        13,727        (372)      14,099
                                                       --------------------------------------   ------------------------------------
Income before cumulative effect of accounting change        32,961        9,139       23,822        33,604      (2,650)      36,254
Cumulative effect of accounting change                           -            -            -             -           -            -
                                                       --------------------------------------   ------------------------------------
Net income                                                  32,961        9,139       23,822        33,604      (2,650)      36,254
Less: Preferred stock dividends                             13,688                    13,688       11,833                    11,833
Plus: Discount on redemption of preferred stock
                                                       --------------------------------------   ------------------------------------
Net income available to common shareholders             $   19,273   $    9,139   $   10,134    $   21,771  $   (2,650)  $   24,421
                                                       ======================================   ====================================


(1) Revenue Restatement Impact by Revenue Category
Tenant reimbursements                                   $   88,879   $        -   $   88,879    $   72,469  $   (4,615)  $   77,084

(2) Expenses Restatement Impact by Expense Category
Provision for credit losses                             $    7,397   $   (9,155)  $   16,552    $    3,497  $   (2,700)  $    6,197
                                                       --------------------------------------   ------------------------------------

                                                         Twelve Months ended December 31,
                                                       -------------------------------------
                                                                       2001
                                                       -------------------------------------
                                                          After     Restatement    Before
                                                       Restatement     Impact    Restatement
                                                       -------------------------------------
Total revenues (1)                                     $  222,843   $   (6,415)  $  229,258
Total expenses (2)                                        149,822            -      149,822
                                                       -------------------------------------
Operating income                                           73,021       (6,415)      79,436
Interest expense, net                                      84,006            -       84,006
Equity in income of unconsolidated entities, net            1,515         (525)       2,040
                                                       -------------------------------------

Income before minority interest in operating
  partnership, discontinued operations, loss on
  sale of assets and cumulative effect of
  accounting change                                        (9,470)      (6,940)      (2,530)

Minority interest in operating partnership                  2,849         (670)       3,519
                                                       -------------------------------------
Income from continuing operations                         (12,319)      (6,270)      (6,049)
Discontinued operations:
  Gain (loss) on sales of properties and properties
    held for sale                                            (610)           -         (610)
  Impairment losses                                             -            -            -
  Income from operations                                   31,315         (160)      31,475
                                                       -------------------------------------
Income before cumulative effect of accounting change       18,386       (6,430)      24,816
Cumulative effect of accounting change                       (116)           -         (116)
                                                       -------------------------------------
Net income                                                 18,270       (6,430)      24,700
Less: Preferred stock dividends                            15,777                    15,777
Plus: Discount on redemption of preferred stock            22,440                    22,440
                                                       -------------------------------------
Net income available to common shareholders            $   24,933   $   (6,430)  $   31,363
                                                       =====================================


(1) Revenue Restatement Impact by Revenue Category
Tenant reimbursements                                  $   61,967   $   (6,415)  $   68,382

(2) Expenses Restatement Impact by Expense Category
Provision for credit losses                            $    6,182   $        -   $    6,182
                                                       -------------------------------------